UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2013

(Date of earliest event reported)

CANANDAIGUA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	2-94863	16-1234823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

72 South Main Street Canandaigua, New York	14424
(Address of principal executive offices)	(Zip Code)

(585) 394-4260

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Canandaigua National Corporation (the “Corporation”) held on Wednesday, April 24, 2013, the Corporation’s shareholders voted on two proposals and cast their votes as described below.  The proposals are described in detail in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 4, 2013.

Proposal 1:  Election of Richard P. Miller, Robert G. Sheridan, Alan J. Stone as Class 3 Directors

Director nominees Richard P. Miller, Robert C. Sheridan, Alan J. Stone were elected as Class 3 Directors of the Corporation for a term of three years and until their successors have been elected and qualified as follows:

Nominee	Votes Cast For	Votes Withheld	Abstentions	Broker Non-votes
Richard P. Miller	1,181,463	15,853	0	0
Robert G. Sheridan	1,187,240	10,076	0	0
Alan J. Stone	1,183,705	13,611	0	0

Proposal 2:  Approval of in an advisory and non-binding vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

The Corporation’s shareholders approved of in an advisory and non-binding vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement asfollows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-votes
1,104,808	19,566	37,090	0

No other matters were voted upon at the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANANDAIGUA NATIONAL CORPORATION

Dated:   April 29, 2013

By: /s/ Lawrence A. Heilbronner

Lawrence A. Heilbronner

Executive Vice President and Chief Financial Officer